UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2025

H&E Equipment Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51759	81-0553291
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

7500 Pecue Lane, Baton Rouge, Louisiana	70809
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s Telephone Number, Including Area Code: (225) 298-5200

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 19, 2025, H&E Equipment Services, Inc., a Delaware corporation (the “Company” or “H&E Equipment Services”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Herc Holdings Inc., a Delaware corporation (“Parent” or “Herc”), the Company, and HR Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Merger Sub in a two-step cash and stock transaction, consisting of a tender offer, followed by a subsequent back-end merger.

The Merger Agreement and the transactions contemplated therein, including the Offer (as defined below) and the Merger (as defined below), were unanimously approved and declared advisable by the board of directors of the Company (the “Company Board”).

Pursuant to the Merger Agreement, and upon and subject to the terms and subject to the conditions described therein, Parent will cause Merger Sub to commence a cash and stock tender offer (the “Offer”) to acquire any and all of the issued and outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), in exchange for, on a per-Share basis, (i) $78.75 in cash, without interest, less any applicable withholding of taxes (the “Cash Offer Price”), and (ii) 0.1287 shares of Parent common stock, without interest (the “Stock Offer Price,” and together with the Cash Offer Price, the “Offer Price”) . The Offer will initially remain open for twenty business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived by Parent and Merger Sub, Parent will cause Merger Sub to extend the Offer for additional periods of up to 10 business days per extension, to permit such Offer conditions to be satisfied.

Following the consummation of the Offer, subject to the satisfaction or waiver of certain customary terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”), pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, without a meeting or vote of the Company’s stockholders. The Merger will be effected as soon as practicable following the acceptance for payment of the Shares validly tendered and not properly withdrawn in the Offer, and, subject to the terms and conditions of the Merger Agreement, Shares that were not tendered and purchased in the Offer will, as a result of the Merger, be converted into the right to receive the Offer Price, net to the holder thereof, without interest and subject to any required withholding of taxes.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each Company PSU (as defined in the Merger Agreement) specified in the Merger Agreement, and each Company RSA (as defined in the Merger Agreement) specified in the Merger Agreement (the “Single-Trigger Company Equity Awards”) that are, in each case, outstanding as of immediately prior to the Effective Time will be fully vested, cancelled and automatically converted, without any required action on the part of the holder thereof, into the right to receive (A) an amount in cash equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company RSA or Company PSU, as applicable, immediately prior to the Effective Time (together, in the case of Company PSUs, with any accrued and unpaid dividends or dividend equivalents corresponding to such Company PSU, and with the number of Company PSUs deemed to be earned based on “target” performance for any performance periods that have not ended prior to the Effective Time and “actual” performance for any performance periods that have ended prior to the Effective Time), multiplied by (y) the Cash Offer Price, plus (B) a number of shares of Parent Common Stock equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company PSU and Company RSA, as applicable (with the number of Company PSUs deemed to be earned based on “target” performance for any performance periods that have not ended prior to the Effective Time and “actual” performance for any performance periods that have ended prior to the Effective Time), multiplied by (y) the Stock Offer Price, in each case, subject to any applicable withholding Taxes payable in respect thereof .

•

Each Company RSA and Company PSU that is not a Single-Trigger Company Equity Award that are, in each case, outstanding as of immediately prior to the Effective Time shall without any required action on the part of the holder thereof, be cancelled and be substituted with an award of restricted stock units of Parent granted under the Parent 2018 Omnibus Incentive Plan in respect of a number of shares of Parent Common Stock (each, a “Parent RSU”) equal to (rounded down to the nearest whole number) (A) the number of shares of Company Common Stock subject to such Company RSA (or, if applicable, Company PSU) immediately prior to the Effective Time multiplied by (B) the Equity Award Exchange Ratio (as described in the Merger Agreement). Except as specifically provided in the Merger Agreement, following the Effective Time, each Parent RSU will vest according to the same vesting schedule and will have forfeiture conditions no less favorable to the holder of such Parent RSU than the forfeiture conditions that were applicable to the corresponding Company RSA (or, if applicable, Company PSU) immediately prior to the Effective Time.

The obligation of Merger Sub to acquire Shares tendered in the Offer is subject to customary conditions, including, among other conditions, (i) Shares having been validly tendered and not properly withdrawn that represent, together with the Shares (if any) then owned by Parent and its affiliates, at least one Share more than 50% of the then outstanding Shares, (ii) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (subject to customary materiality qualifiers), (iii) the Company’s performance of its obligations under the Merger Agreement in all material respects, (iv) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing, (v) (A) the absence of any legal or regulatory restraint that prevents the consummation of the Offer or the Merger, (B) the expiration of any waiting periods applicable to the Offer and the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (C) the Form S-4 to be filed by Parent in connection with the issuance of shares of Parent common stock in the Merger having become effective and not subject to any legal proceedings suspending such effectiveness and (D) such shares of Parent common stock having been approved for listing on the New York Stock Exchange, (vi) the absence of a termination of the Merger Agreement in accordance with its terms, and (vii) the commencement and completion of the Marketing Period (as defined in the Merger Agreement).

The Merger Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the Company’s business prior to the Effective Time. The Merger Agreement contains a “hell or high water” covenant that requires Parent to take all action necessary and otherwise consistent with Section 7.2 in the Merger Agreement to cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act, including agreeing to sell, divest, lease, license, transfer, dispose of or otherwise encumber any assets, licenses, operations, rights, product lines, businesses or interest and to any material changes or restriction on its ability to own or operate any such assets, licenses, operations, rights, product lines businesses or interest as needed to cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act. Further to the covenant, neither party will take any action, or omit to take any action, which action or omission is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting (i) the consummation of the Merger; or (ii) the ability of such Parties to fully perform their obligations pursuant to this Agreement.

The Merger Agreement contains a customary “no-shop” provision that restricts the Company’s ability to solicit acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding acquisition proposals; provided, however, that if the Company receives an Acquisition Proposal (as defined in the Merger Agreement) and the Company Board determines in good faith after consultation with outside legal and financial advisors that the Acquisition Proposal constitutes, or would reasonably be expected to result in, a “Superior Proposal” (a bona fide, written Acquisition Proposal for at least 50% of the Company that the Company Board determines in good faith after consultation with its financial advisor and outside legal counsel is reasonably likely to be consummated and to be more favorable to Company stockholders from a financial point of view than the transaction with Parent) that did not result from a breach of the non-solicitation provision, the Company may (i) furnish information to the person making the proposal and (ii) engage in discussions and negotiations.

The Merger Agreement also provides for a 12-business-day marketing period, which begins on the business day following the date on which (i) certain closing conditions, including the obtainment of HSR clearance, have been satisfied and (ii) the Company has delivered certain required financial information (the “Required Information”) to Parent and its financing sources. During such marketing period, the Required Information must remain Compliant (as defined in the Merger Agreement), including compliant with rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If the marketing period has begun but has not been completed by November 24, 2025, which constitutes the date on which either Parent or the Company can terminate the Merger Agreement, such date will be automatically extended to five business days following the then-scheduled end of the marketing period.

The Merger Agreement also contains customary termination provisions for each of Parent and the Company. Upon termination of the Merger Agreement, the Company, under certain circumstances, including termination of the Merger Agreement by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal, will be required to pay Parent a termination fee of $144,842,468. Further, if the Merger Agreement is terminated (other than due to breach by Parent), then the Company will be required to refund to Parent the URI termination fee of $63,523,892 paid by Parent on the Company’s behalf. This refund obligation is in addition to the payment of the termination fee described above, if triggered.

The Merger Agreement also requires that the Company Board recommend that the stockholders of the Company accept the Offer and tender their Shares pursuant to the Offer and not, among other things, (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board’s recommendation in a manner adverse to Parent; (ii) adopt, approve, recommend or otherwise declare advisable an acquisition proposal or approve, recommend, declare advisable or publicly propose to enter into, any alternative acquisition agreement; (iii) fail to include the Company Board’s recommendation in the Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 or, if any acquisition proposal (other than an acquisition proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Securities Exchange Act of 1934 (the “Exchange Act”)) has been made public, fail to reaffirm the Company Board’s recommendation upon written request of Parent within the earlier of three business days prior to the then scheduled expiration date or five business days after Parent requests in writing such reaffirmation with respect to such acquisition proposal; (iv) with respect to an acquisition proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act, fail to recommend unequivocally against acceptance of such offer within 10 business days of commencement of such offer (or within 10 business days of a material modification of such offer); or (v) agree, authorize or commit to do any of the foregoing. Notwithstanding these restrictions, the Company Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, to change its recommendation and to terminate the Merger Agreement to accept a Superior Proposal (subject to payment of the termination fee discussed above) or change its recommendation in response to an Intervening Event (as defined in the Merger Agreement).

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for purposes of the Merger Agreement, (ii) were solely for the benefit of the parties to the Merger Agreement, (iii) have been qualified by documents filed with, or furnished to, the SEC prior to the date of the Merger Agreement, (iv) may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, (v) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors and (vi) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Parent, the Company or their businesses. The Merger Agreement and this summary should not be relied upon as disclosure about Parent or the Company. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, the Company or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Parent or the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Parent or the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that Parent and the Company file with the SEC.

Item 1.02.	Termination of a Material Definitive Agreement.

Immediately prior to entering into the Merger Agreement, the Company and United Rentals, Inc. (“United Rentals”) entered into a termination agreement (the “Termination Agreement”), dated as of February 19, 2025, by and among the Company, United Rentals and UR Merger Sub VII, Inc., in accordance with Section 9.1(f)(ii) of the URI Merger Agreement. Parent also paid, on the Company’s behalf, to United Rentals the termination fee of $63,523,892 required to be paid pursuant to the terms of the URI Merger Agreement.

Item 8.01.	Other Events.

On February 19, 2025, the Company and Parent issued a joint press release announcing the entry into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements involve significant risks and uncertainties that may cause actual results to differ materially from such forward-looking statements. These statements are based on current plans, estimates and projections, and, therefore, investors should not place undue reliance on them. No forward-looking statement, including any such statement concerning the completion and anticipated benefits of the proposed transaction, can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. H&E Equipment Services uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “targets,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the SEC reports filed by Herc and H&E Equipment Services, as well as the possibility that (1) Herc and H&E Equipment Services may be unable to obtain regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the acquisition as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) H&E Equipment Services’ business may suffer as a result of uncertainty surrounding the proposed transaction, or any adverse effects on H&E Equipment Services’ ability to maintain relationships with customers, employees and suppliers; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the failure of the closing conditions included in the merger agreement to be satisfied, or any other failure to consummate the proposed transaction; (5) any negative effects of the announcement of the proposed transaction or the financing thereof on the market price of H&E Equipment Services common stock or other securities; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Herc and H&E Equipment Services. H&E Equipment Services gives no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive. Investors should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Herc and H&E Equipment Services described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Herc and H&E Equipment Services. These forward-looking statements speak only as of the date hereof. H&E Equipment Services undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

This report is for information purposes only and not intended to be a recommendation to buy, sell or hold securities and does not constitute an offer for the sale of, or the solicitation of an offer to buy, securities in any jurisdiction, including the United States. Any such offer will only be made by means of a prospectus or offering memorandum, and in compliance with applicable securities laws. Herc’s tender offer has not commenced. At the time the tender offer is commenced, Herc will file, or will cause to be filed, tender offer materials on Schedule TO with the SEC and H&E Equipment Services will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC, in each case with respect to the tender offer. The tender offer materials (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement, as they may be amended from time to time, will contain important information that should be read carefully when they become available and considered before any decision is made with respect to the tender offer. Those materials and all other documents filed by, or caused to be filed by, Herc and H&E Equipment Services with the SEC will be available at no charge on the SEC’s website at www.sec.gov. The tender offer materials and related materials also may be obtained for free (when available) under the “Financials—SEC Filings” section of Herc’s investor website at https://ir.hercrentals.com, and the Solicitation/Recommendation Statement and such other documents also may be obtained for free (when available) from H&E Equipment Services under the “Financial Information—SEC Filings” section of H&E Equipment Services’ investor website at https://investor.he-equipment.com/.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 19, 2025, by and among H&E Equipment Services, Inc., Herc Holdings Inc. and HR Merger Sub Inc.*

99.1	Joint Press Release, dated February 19, 2025, issued by H&E Equipment Services, Inc. and Herc Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The Company Disclosure Letter and Parent Disclosure Letter (each as defined in the Merger Agreement) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2025

H&E Equipment Services, Inc.

By: /s/ Leslie S. Magee
Name: Leslie S. Magee
Title: Chief Financial Officer and Secretary